SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                               FORM 8-K/A

                              Current Report
                      Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act

                  Date of Report (Date of Earliest Event Reported):
                             October 20, 2008

                       Pinnacle Resources, Inc.
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                (Exact name of registrant as specified in its charter)


Wyoming                0-22965         84-1414869
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(State or other jurisdiction    (Commission File Number    (I.R.S. Employer
of incorporation or organization                         Identification Number)

          9600 E. Arapahoe Road, Suite 260
          Englewood, Colorado                           80112
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     (Address of principal executive offices,          Zip Code)

                          (303) 705-8600
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          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01   CHANGES IN CERTIFYING ACCOUNTANT

(a) On October 20, 2008, M&K CPAS, PLLC (formerly McElravy, Kinchen & Associates, P.C.) was dismissed as the independent auditor for Pinnacle Resources, Inc. (the "Registrant"). The decision to dismiss our former accountant was approved by the board of directors.

M&K CPAS, PLLC was engaged to audit our financial statements as of and for the fiscal years ended June 30, 2008, 2007 and 2006. There was no report issued on these financial statements.

During the Registrant's two most recent fiscal years, June 30, 2008 and 2007, and the subsequent period through the date of dismissal, January 1, 2008 through October 20, 2008, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement(s), if not resolved to the satisfaction of M&K CPAS, PLLC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report as described in Item 304 (a)(1)(iv) of Regulation S-K.

(b) On October 1, 2008, the board of directors of the Registrant has engaged the accounting firm of Kelly & Company as principal accountants of the Registrant for the fiscal years ended June 30, 2008, 2007 and 2006. The Registrant did not consult with Kelly & Company during the most recent two fiscal years and the subsequent interim period preceding the engagement of Kelly & Company regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements. Neither written nor oral advice was provided that was an important factor considered by Kelly & Company in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was the subject of a disagreement or event identified in response to paragraph (a) (1)(iv) of Item 304 of Regulation S-K.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS


Exhibits
No.            Description

16.1 Letter from M&K CPAS, PLLC to the Securities and Exchange Commission dated February 20, 2009.




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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Pinnacle Resources, Inc.


By:      /s/ Robert A. Hildebrand
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         Robert A. Hildebrand
         Chief Financial Officer


Dated:  February 20, 2009